Exhibit 10.23.4

AGREEMENT OF

EQUIPMENT SUBSTITUTION

AFFECTING LOAN NO 1000137842 dated July 31, 2013, be it understood and agreed by and between JPMORGAN CHASE BANK, N.A. (“Lender”) and Borrower identified below:

SUBSTITUTE EQUIPMENT. The following equipment is substituted for equipment covered under the above Loan:

Make	Model	Year	Serial No./VIN
Big Tex	Gooseneck Trailer	2007	16VGX242272665499
Freightliner	Service Trk w/ eqpt	2005	1FVACWDC35HU55411
Freightliner	Roustabout Bed	2004	1FVACWAK34HM75474
Big Tex	Pipe Trailer	2011	16VFX3221B2398546
Big Tex	Pipe Trailer	2013	16VFX3229D2349386
Big Tex	Pipe Trailer	2013	16VFX3229D2349387
Peterbilt	Hot Oil Truck	2014	1NPXL40X4ED224827
Rig Works	Mustang 550	2013	1R9T5DN87DT571248
Kenworth	Pump Truck 70 Bbl	1988	1XKDD29X0JS505810
Case	Backhoe 580	2001	JJG0307618
Trailer	Vac 130 Bbl	2001	5M328
Mack	RD890S	2001	1M2P264Y31M032961
Halliburton	Bulk Trailer	1979	5573
Halliburton	Pump Trailer	1981	1H91H3420AD007060
5M	Vac 130 Bbl	2003	5M348
Mack	RD600S	2001	1M2P267Y21M058298
Mack	CV713	2005	1M2AG11Y45M024842
Vacu	Vac Trailer	2005	130ND10031120
Mack	CV713	2006	1M2AG11Y16M041888
Dragon	Vac Trailer	2006	1UNST42206L042017
Big Tex	Trailer	2007	16VNX082471C82257
Mack	CV713	2006	1M2AG11Y16M041891
Troxell	Vac Trailer	2006	1T9TA432261867649
Mack	CV713	2007	1M2AG11Y37M060024
Galyean	Trailer	2006	169VT40246H016465
Mack	CV713	2006	1M2AG11Y06M041882
Peterbilt	388	2008	1XPWDB9X28D765191
Troxell	Vac Trailer	2010	1T9TS40210R719361
Peterbilt		2008	1XPWDB9X78D761427
Troxell	Vac Trailer	2010	1T9TS4027AR719365
Peterbilt	Vac Truck	1997	1XPFDB9X6VN429002
Peterbilt	Vac Truck - 385	1998	1XPGDT9X2WN466625
Gardner	Triplex Pump PES	n/a	Diesel/V6 Detroit
Gardner	Triplex Pump TEE	n/a	Diesel/Cat C7
JWS	Triplex Pump 165	n/a	Diesel/V6 Detroit
JWS	Triplex Pump 165	n/a	Diesel/V6 Detroit

Make	Model	Year	Serial No./VIN
Mack	GU713 Trailer	2013	1M1AX04Y4DM016202
Mack	GU713 Truck	2013	1M1AX04Y1DM016206
Case	W20C Forklift	1984	9155731
Mack	Water Truck	1994	1M2AA14Y6RW033047
Cat	D6 Dozer	1984	4X9251
Hercules	3 Axle Dropneck Trailer	1981	1HZL52301B1002674
Hercules	Trailer	1979	A791479
Mack	CH613	1999	1M1AA13Y6XW113340
Mack	CH613	1999	1M1AA13Y8XW113288
John Deere	5103 Tractor	2006	PY5103U010255
Tow Master	Gooseneck Trailer	2007	5HNGN322871000304
Tex-Mex	Trailer	2012	41MCB2026CW041585
Mack	CH613, Dump Truck	2003	1M2AA18Y53W153987
Case/Grader	865B	2013	NCAF01612
Service King	Work Rig	2013	1S951DB8XDL976506
John Deere	310E Backhoe	1998	T0310EX844331
International	Dump Truck	1999	1HSHBAHNXXH232661
John Deere	650J Dozer	2007	T0650JX129772
Talbert	Trailer	2004	40FR0302X42022900
Peterbilt		1990	1XPBDE9X5LN291580
Rogers	Lowboy Trailer	1977	D4361
Mack	R600	2000	1M2P268Y2YM054292
Kubota	Excavator 80-3	2011	24387
Quality	Ranger Trailer	2012	550FB1217CS001154
Dickerson	Trailer	1976	1195S

RELEASED EQUIPMENT. The following equipment is released from the above Loan:

Make	Model	Year	Serial No./VIN
Wilson	Mogul 42B	1980	10677
Rig Works	Mustang 550	2006	1R9T5DM806T571107
Rig Works	Mustang 550	2006	1R9T5DN846T571109
Chevy	Silverado	2009	1GCHC43669F130683
Ford	F-150	2010	1FTFX1EV7AFA02908
Chevy	Silverado	2009	1GCHC43K69F190394
Chevy	Silverado Crew Cab	2009	1GCHC43K19F190349
Chevy	Silverado Crew Cab	2009	1GCHC43K09F190195
Chevy	Silverado 2500 CC	2011	1GC1KXCG6BF104881
Chevy	1500	2011	3GCPKSE31BF227977
Toyota	Tundra	2011	5TFHW5F19BX197257
Chevy	Silverado	2011	1GC1CVCG9BF229830
Chevy	Silverado Ext Cab	2011	1GC2KXC87BZ459747
Chevy	250 Crew Cab	2012	1GC1KXCG1CF150460
Chevy	Crew Cab 4x4	2012	3GCPKSE75CG102971
Chevy	2500 4x4 Crew Truck	2012	1GC1KXCG7CF199971
Chevy	2500 Crew Truck	2012	1GC1CVCG1CF229001

Make	Model	Year	Serial No./VIN
Chevy	2500 Crew Truck	2012	1GC1CVCG2CF226687
Chevy	2500 Crew Truck	2012	1GC1CVCG2CF227404
Chevy	2500 Crew Truck	2012	3GCPKSE70CG247092
Peterbilt	Vac Truck	2013	1XPSD79XXDD186682
Southern	Vac Trailer	2012	4S9V6TA29CG270531
Ford	F-250	2009	1FTRF12W39KA40345
Ford	F-250	2009	1FTNF20599EA26513
Ford	F-250	2010	1FTSX2B53AEB40203
Ford	F-250	2011	1FT7X2AT3BEB76612
Ford	F-350	2011	1FT8W3AT3BEB76610
Ford	F-450	2011	1FDUF4GT6BEB76608
Ford	F-250	2011	1FT7W2BT1BEB76609
Ford	F-250	2011	1FT7X2AT5BEB76613
Ford	F-250	2011	1FT7X2AT1BEB76611
Ford	F-250	2011	1FT7X2AT7BEB76614
Ford	F-250	2011	1FT7X2ATXBEC92681
Ford	F-150	2011	1FTNF1CF6BKE15759
Ford	F-150	2012	1FTMF1CM5CKD53539
Ford	F-550	2012	1FDUF5GTXCEA72257
Ideco	BIR 3087	1979	ALRR758
Chevy	Silverado	2011	1GB4CZCG4BF242798
GMC	Silverado 1500	2011	1GTR2VE37BZ218937
Chevy	Silverado 1500	2011	1GCRKSE34BZ187113
Dodge	Ram 3500 4x4	2012	3C7WDTCL3CG198145
Chevy	Sivlerado	2009	3GCEK23319G212612
Chevy	Pick-up	2010	1GCPKPE09AZ174995
GMC	Sierra	2011	1GTN2TE04BZ155529
Chevy	Pick-up	2011	1GB4KZCG6BF166746
Dodge	Ram 1500 4x4	2011	1D7RV1CTXBS593352
GMC	Pick-up	2011	1GTN2TE02BZ428211
Chevy	Silverado 1500	2012	3GCPKSE74CG199533
Chevy	Silverado 1500	2012	1GCNKPE09CZ271835
Dodge	Ram 3500 4x4	2011	3D6WZ4ET5BG533688
Ford	F-250	2011	1FTBF2B68BEC70619
Chevy	Pick-up	2011	1GCOKVCG6BF231372
Chevy	Silverado	2013	1GC0KVCG0DF110050
Ranger	Polaris	2012	4XATH76A7C2257350

The undersigned Borrower represents and warrants that it has acquired the Substitute Equipment at its sole expense, that the purchase price of the Substitute Equipment has been paid in full by Borrower, and that the Substitute Equipment is free and clear of any liens, security interest and other encumbrances except for the rights of Lender under the above Loan and the documents related to it.

Except as expressly amended hereby, the above Loan and all documents related to it remain in full force and effect.

NOW, THEREFORE, the above Acknowledgement has been read and is hereby agreed to by the undersigned parties on this 15th day of January, 2014.

EASTERN OIL WELL SERVICE COMPANY		JPMORGAN CHASE BANK, N.A.
(Borrower)		(Lender)

By:	/s/ Beverly A. Cummings	By:	/s/ Teri Fancelli
	Beverly A. Cummings		Terri Fancelli
Title:	Executive Vice President	Title:	Authorized Signer

EOWS MIDLAND COMPANY
(Borrower)

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Title:	Executive Vice President

SOUTHWEST OILFIELD CONSTRUCTION COMPANY
(Borrower)

By:	/s/ Beverly A. Cummings
Beverly A. Cummings
Title:	Executive Vice President